                                                                   Exhibit 10.36

                                Amendment No. 1

                            Dated as of May 29, 1997
                            to the Pledge Agreement



     This Amendment No. 1 (the "Amendment") to that certain Pledge Agreement (the "Pledge Agreement") dated February 14, 1996 made by Fletcher Spaght, Inc., a Massachusetts corporation (the "Pledgor") to Nitinol Medical Technologies Inc., a Delaware corporation (the "Pledgee"), is made as of May 29, 1997. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Pledge Agreement.

                                    Recitals
                                    --------

     WHEREAS, pursuant to Section 1 of the Pledge Agreement, Pledgor granted to Pledgee a continuing first priority security interest in the Parent Common Stock owned by Pledgor evidenced by the certificates listed on Schedule A thereto; and

     WHEREAS, the parties hereto wish to amend the Pledge Agreement to release therefrom an aggregate of 10,628 shares (20,192.85 shares on a pre-split basis) of Parent Common Stock.

     NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

     1.   Amendment to Schedule A.  Schedule A is hereby deleted in its entirety
          -----------------------
and replaced with Schedule A attached hereto.

     2.   Miscellaneous
          -------------

          2.1  Governing Law.  This Amendment shall be governed by, and
               -------------
construed and enforced in accordance with, the laws of the State of Delaware.

          2.2  Successors and Assigns.  Except as otherwise provided herein, the
               ----------------------
provisions hereof shall inure to the benefit of, and be binding upon the successors, assigns, heirs, executors and administrators of the parties hereto.

          2.3  Remaining Agreement.  Except as amended hereby, the Pledge
               -------------------
Agreement shall remain in full force and effect in all respects.

          2.4  Counterparts.  This Amendment may be executed in any number of
               ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, this Amendment No. 1 to the Pledge Agreement is hereby executed as of the date first above written pursuant to Section 12 of the Pledge Agreement by the Pledgor and the Pledgee.

                              FLETCHER SPAGHT, INC.


                              By: /s/ R. John Fletcher
                                  --------------------------------------
                                  Name: R. John Fletcher
                                  Title:  Chairman

                              NITINOL MEDICAL TECHNOLOGIES, INC.


                              By: /s/ Thomas M. Tully
                                  --------------------------------------
                                  Name: Thomas M. Tully
                                  Title:  President and Chief Executive Officer

                                   SCHEDULE A

Registered Owner         Number                    Number of Shares
----------------         ------                    ----------------

Fletcher Spaght, Inc.    Common Stock              504,008
                         Certificate
                         No. 0333
Fletcher Spaght, Inc.    Share Purchase Warrant    212,455
                         No. FS-1